Acquisitions - Schedule of Impact of Incremental Amortization Expense Attributable to the Acquired Intangible Assets (Details) - Athena Technology Solutions Holdings, LLC - Veth Research Associates LLC [Member]
$ in Thousands
12 Months Ended
Dec. 31, 2024 USD ($)
Business Combination, Pro Forma Information [Line Items]
Pro forma total revenue	$ 395,460
Pro forma net income	$ 80,851